Statement of Additional Information Supplement

John Hancock Bond Trust

John Hancock Municipal Securities Trust

John Hancock California Tax-Free Income Fund

John Hancock Sovereign Bond Fund

John Hancock Strategic Series

Supplement dated June 23, 2022 to the current Statement of Additional Information (the SAI), as may be supplemented

At its meeting held on June 20-23, 2022, Boards of Trustees of the California Municipal Bond Fund, High Yield Municipal Bond Fund, and Municipal Opportunities Fund (the Funds) approved a reduction in the eligibility for investments in Class A shares of the Funds with no front-end sales charge from $1 million to $250,000 and a change in the Contingent Deferred Sales Charge (CDSC) on such Class A share investments from 1% for the first year after purchase to 1% for the first 18 months after purchase, effective August 1, 2022 (the Effective Date).

As a result, as of the Effective Date, the second paragraph in the “Annual Compensation” subsection in the “SALES COMPENSATION” section is amended and restated as follows:

For Class A investments of $1 million ($250,000 for Short Duration Bond Fund and Tax-Free Funds) or more and investments by certain retirement plans, Class C shares of a fund, beginning in the second year after an investment is made, the Selling Firm receives an annual Rule 12b-1 service fee of up to 0.25% of its average daily net (aged) assets invested in the fund. The term “(aged) assets” used in this context refers to investments of $1 million ($250,000 for Short Duration Bond Fund and Tax-Free Funds) or more in Class A shares that are held for more than one year (eighteen months for Short Duration Bond Fund and Tax-Free Funds) and therefore would not be subject to the relevant CDSC upon redemption. In addition, beginning in the second year after an investment is made in Class C shares of a fund, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.75% of the average daily net (aged) assets invested in the fund. These service and distribution fees are paid monthly in arrears.

In addition, as of the Effective Date, the “First Year Broker or Other Selling Firm Compensation” table in the “SALES COMPENSATION” section is amended and restated in its entirety as follows:

First Year Broker or Other Selling Firm Compensation

	Investor pays sales charge (% of offering price)[1]	Selling Firm receives commission[2]	Selling Firm receives Rule 12b-1 service fee	Total Selling Firm compensation[3,4,5]
Class A investments (each fund other than Short Duration Bond Fund and the Tax-Free Funds)[5]
Up to $99,999	4.00%	3.50%	0.25%	3.75%
$100,000 - $249,999	3.50%	3.00%	0.25%	3.25%
$250,000 - $499,999	2.50%	2.05%	0.25%	2.30%
$500,000 - $999,999	2.00%	1.75%	0.25%	2.00%
Class A investments (Short Duration Bond Fund)[5]
Up to $99,999	2.25%	2.00%	0.25%	2.25%
$100,000 - $249,999	2.00%	1.50%	0.25%	1.75%
$250,000 - $9,999,999	—	0.25%	0.25%	0.50%

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	Investor pays sales charge (% of offering price)[1]	Selling Firm receives commission[2]	Selling Firm receives Rule 12b-1 service fee	Total Selling Firm compensation[3,4,5]
Class A investments (Tax-Free Funds)[5]
Up to $99,999	4.00%	3.50%	0.15%	3.65%
$100,000 - $249,999	3.50%	3.00%	0.15%	3.15%
$250,000 - $4,999,999	—	0.85%	0.15%	1.00%
Investments of Class A shares of $1 million or more (each fund except the Tax-Free Funds and Short Duration Bond Fund)[6]
$1,000,000 - $4,999,999	—	0.75%	0.25%	1.00%
$5,000,000 - $9,999,999	—	0.25%	0.25%	0.50%
$10,000,000 and over	—	—	0.25%	0.25%
Investments of Class A shares of $5 million or more (Tax-Free Funds)[6]
$5,000,000 - $9,999,999	—	0.35%	0.15%	0.50%
$10,000,000 and over	—	0.10%	0.15%	0.25%
Investments of Class A shares of $10 million or more (Short Duration Bond Fund)[6]
$10,000,000 and over	—	—	0.25%	0.25%
Class C investments (each fund other than the Tax-Free Funds)[7] All Amounts	—	0.75%	0.25%	1.00%
Class C investments (Tax-Free Funds)[7] All Amounts	—	0.75%	0.15%	0.90%
Class R2 investments[5] All Amounts	—	0.00%	0.25%	0.25%
Class R4 investments[5] All Amounts	—	0.00%	0.15%	0.15%
Class R5 investments All Amounts	—	0.00%	0.00%	0.00%
Class R6 investments All Amounts	—	0.00%	0.00%	0.00%
Class I investments[8] All Amounts	—	0.00%	0.00%	0.00%

1 See “Sales Charges on Class A and Class C Shares” for discussion on how to qualify for a reduced sales charge. The Distributor may take recent redemptions into account in determining if an investment qualifies as a new investment.

2 For Class A investments under $1 million (under $250,000 on Short Duration Bond Fund and Tax-Free Funds), a portion of the Selling Firm’s commission is paid out of the front-end sales charge.

3 Selling Firm commission, Rule 12b-1 service fee, and any underwriter fee percentages are calculated from different amounts, and therefore may not equal the total Selling Firm compensation percentages due to rounding, when combined using simple addition.

4 The Distributor retains the balance.

5 For purchases of Class A, Class R2, and Class R4 shares, beginning with the first year an investment is made, the Selling Firm receives an annual Rule 12b-1 service fee paid monthly in arrears. See “Distribution Agreements” for a description of Class A, Class R2, Class R4, and Class R5 Service Plan charges and payments.

6 Certain retirement platforms may invest in Class A shares without being subject to sales charges. Purchases via these platforms may pay a commission from the first dollar invested. Additionally, commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. In both cases, the Selling Firm receives Rule 12b-1 fees in the first year as a percentage of the amount invested. After the first year, the Selling Firm receives Rule 12b-1 fees as a percentage of average daily net eligible assets paid monthly in arrears.

7 For Class C shares, the Selling Firm receives Rule 12b-1 fees in the first year as a percentage of the amount invested. After the first year, the Selling Firm receives Rule 12b-1 fees as a percentage of average daily net eligible assets paid monthly in arrears.

8 The Distributor may make a one-time payment at time of initial purchase out of its own resources to a Selling Firm that sells Class I shares of the funds. This payment may be up to 0.15% of the amount invested.

Additionally, as of the Effective Date, the “Deferred Sales Charge on Class A and Class C Shares” and “Contingent Deferred Sales Charge” subsections in the “SALES CHARGES ON CLASS A AND CLASS C SHARES” section are amended and restated as follows:

Deferred Sales Charge on Class A and Class C Shares

Class A shares are available with no front-end sales charge on investments of $1 million ($250,000 for Short Duration Bond Fund and Tax-Free Funds) or more. Class C shares are purchased at NAV without the imposition of an initial sales charge. In each of these cases, the funds will receive the full amount of the purchase payment. Also, see Appendix 1 to the Prospectus “Intermediary sales charge waivers,” for more information regarding the availability of sales charge waivers through particular intermediaries.

Contingent Deferred Sales Charge. There is a CDSC on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year (18 months for Short Duration Bond Fund and Tax-Free Funds) of purchase. Class C shares that are redeemed within one year of purchase will be subject to a CDSC at the rates set forth in the applicable Prospectus as a percentage of the dollar amount subject to the CDSC. The CDSC will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class A or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices or on shares derived from reinvestment of dividends or capital gains distributions.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that a shareholder’s redemption comes first from shares the shareholder has held beyond the one year (eighteen months for Short Duration Bond Fund and Tax-Free Funds) CDSC redemption period for Class A or one year CDSC redemption period for Class C shares, or those the shareholder acquired through dividend and capital gain reinvestment. For this purpose, the amount of any increase in a share’s value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, a shareholder should state if proceeds to equal the dollar amount requested are required. If not stated, only the specified dollar amount will be redeemed from the shareholder’s account and the proceeds will be less any applicable CDSC.

With respect to a CDSC imposed on a redemption of Class A shares, proceeds from the imposition of a CDSC are paid to the Distributor and are used in whole or in part by the Distributor to defray its expenses related to paying a commission or finder’s fee in connection with the purchase at NAV of Class A shares with a value of $1 million ($250,000 for Short Duration Bond Fund and Tax-Free Funds) or more.

With respect to a CDSC imposed on a redemption of Class C shares, proceeds from the imposition of a CDSC are paid to the Distributor and are used in whole or in part by the Distributor to defray its expenses related to providing distribution-related services to the funds in connection with the sale of Class C shares, such as the payment of compensation to select Selling Firms for selling Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the funds to sell Class C shares without a sales charge being deducted at the time of the purchase.

You should read this supplement in conjunction with the SAI and retain it for your future reference.